Consideration Consisted Cash Paid, Net of Cash Acquired (Detail) (USD $) In Thousands, unless otherwise specified		0 Months Ended
	Dec. 31, 2012	Dec. 22, 2011 Combat Training Solutions Inc [Member]
Business Acquisition [Line Items]
Cash Consideration		$ 250
Cash Acquired		22
Cash Paid, Net of Cash Acquired		228
133,584 shares of Cyalume common stock, at fair value		500
Note payable		250	[1]
Contingent consideration, at fair value	0	2,233	[2]
Total consideration		$ 3,233

[1]	The note was paid in full to the seller of CTS on April 5, 2012 at 0% interest. See Note 15 for more information.
[2]	The contingent consideration liability was preliminarily valued at $2,067,000 but increased by $166,000 in 2012 when its valuation was finalized. See Note 25 for a description of how we estimate the fair value of this contingent consideration on a recurring basis.